Exhibit 31.2

Certification Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

I, Matthew Berger, Chief Financial Officer, certify that:

1.	I have reviewed this Amendment No. 1 to the annual report on Form 10-K/A of TerraForm Power, Inc.;

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date:	March 7, 2018

By:	/s/ MATTHEW BERGER
Name:	Matthew Berger
Title:	Chief Financial Officer
(Principal financial officer and principal accounting officer)